As filed with the Securities and Exchange Commission on May 12, 2009

Registration Nos. 33-54126

811-07332

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 72	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 76	☒

BARCLAYS GLOBAL INVESTORS FUNDS

(Exact Name of Registrant as Specified in Charter)

400 Howard Street

San Francisco, CA 94105

(Address of Principal Executive Offices)

Registrant’s Telephone Number: 1-877-244-1544

c/o State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

(Name and Address of Agent for Service)

With a copy to:

Leonard A. Pierce

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on - pursuant to paragraph (a)(1) of Rule 485

☒	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to completion May 12, 2009

PROSPECTUS July [__], 2009

BGI COREALPHA BOND FUND

Class S Shares

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

BARCLAYS GLOBAL INVESTORS funds

Investment Objective

The BGI CoreAlpha Bond Fund (the “Fund”) seeks to provide a combination of income and capital growth. The Fund’s investment objective may be changed by its Board of Trustees without shareholder approval.

The Fund invests all of its assets in a separate mutual fund, the CoreAlpha Bond Master Portfolio (the “ Master Portfolio”), that has a substantially identical investment objective and is advised by Barclays Global Fund Advisors (“BGFA”). All discussion of the investment objective, strategies and risks of the Fund refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. The Master Portfolio is not offered to the public. A detailed description of the relationship of the Fund to its Master Portfolio appears under the heading “Shareholder Information - Master/Feeder Mutual Fund Structure” in this Prospectus.

Summary of Principal Investment Strategies

BGFA, the Fund’s investment adviser, invests the Fund’s assets using a systematic method that relies on proprietary quantitative models to allocate the Fund’s assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BGFA also uses its models to allocate the Fund’s assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors.

The Fund invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and dollar-denominated debt obligations of foreign issuers. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds.

The Fund may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association (“Ginnie Mae”) and the Federal National Mortgage Association (“Fannie Mae”) that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis.

The Fund may invest in bonds of any maturity or duration.

Although the Fund normally invests primarily in investment grade securities, it may invest up to 10% of its assets in securities rated below investment grade or, if unrated, are deemed to be of comparable quality by BGFA (“high yield” or “junk” bonds) at the time of purchase.

The Fund may also use derivatives, such as futures contracts, options (including, but not limited to, options on swaps) and various other instruments (including, but not limited to, interest rate, total return, credit default and credit default index swaps (which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular credit), credit-linked notes, and indexed and inverse floating-rate securities. The Fund may use derivatives, for example, in managing short-term liquidity, as substitutes for comparable positions in underlying securities, in managing duration and/or to position the portfolio for anticipated changes in markets. In addition, the Fund may use derivatives and short sales to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (commonly referred to as a “hedge”), although the Fund is not required to hedge and may choose not to do so.

The Fund also may make short sales and lend portfolio securities and make forward commitments in which the Fund agrees to buy or sell a security in the future at a price agreed upon today.

The Fund is also permitted to invest in convertible securities, common and preferred stocks, private placements and other restricted securities, and shares of other investment companies, including exchange-traded funds and money market funds advised by BGFA. In addition, the Fund may invest a portion of its assets in repurchase agreements and money market instruments, including U.S. government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and shares of money market funds. Under unusual market or economic circumstances, for temporary or defensive purposes, the Fund may invest all of its assets in these instruments, which generally have lower yields than bonds.

Summary of Principal Risk Factors

As with any investment, your investment in the Fund could lose money or the Fund’s performance could trail that of other investments.

Risks of Investing in the Fund

The Fund is subject to the risks below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

•

Credit risk. Failure of an issuer or guarantor of a debt instrument to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause the bond’s price to fall, potentially lowering the Fund’s share price. Although the Fund invests primarily in investment grade bonds, the Fund may invest to a limited extent in high yield (“junk”) bonds, which involve greater credit risk, including the risk of default, than investment grade bonds and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•

Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to interest rates.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Market sector risk. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate, liquidity and credit quality of such sectors. The Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

•

Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the Fund’s potential price gain in response to falling interest rates, reduce the Fund’s yield, or cause the Fund’s share price to fall. This is known as prepayment risk. When interest rates rise, the effective duration of the Fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Fund’s sensitivity to rising rates and its potential for price declines.

•

Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

•

Derivatives risk. The Fund may use derivative instruments. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments. Derivative instruments also involve the counterparty risk which is described below. Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.

•

Counterparty risk. The Fund enters into agreements or arrangements with counterparties to derivative contracts, repurchase agreements and loans of portfolio securities, and is therefore subject to counterparty risk. This is the risk that a counterparty may default or otherwise fail to meet its contractual obligations.

•

Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. The use of derivatives may also create leverage risk. Engaging in activities that create leverage may cause the Fund to be more volatile than if the Fund had not engaged in such activities. Leverage tends to exaggerate the effect of any increase or decrease in the value of the securities.

The value of the Fund’s shares is not fixed and should be expected to fluctuate.

An investment in the Fund is not a deposit of Barclays Global Investors, N.A. (“BGI”), Barclays Bank PLC or any other bank, and it is not insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund generally maintains cash balances to meet redemption requests, which may lower its overall performance.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Who May Want to Invest in the Fund

The Fund is designed for investors who desire a convenient way to invest in an actively managed bond portfolio. Although bond markets have increased in value over the long term, they fluctuate and have also decreased in value over shorter time periods.

The Fund does not by itself constitute a balanced investment program. Diversifying your investments by also buying shares in other funds may improve your long-term return as well as reduce volatility.

For additional information on risks, see the “A Further Discussion of Principal Risk Factors” section of this Prospectus.

Investment Returns

Total Returns

As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any performance history. The Fund’s performance will be shown when available for a full calendar year. This performance information will illustrate the variability of Fund returns and should give some indication of the risks of investing in the Fund by comparing the Fund’s performance with that of a broad measure of market performance.

BGFA and BGI may from time to time agree to waive all or a portion of their fees or reimburse expenses to the Fund or the Master Portfolio. When they do so, the Fund’s operating expenses will be reduced so that the Fund’s total return and yield are increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table below. In the absence of such waivers and/or reimbursements, the Fund’s total return and yield would be lower.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class S shares in the Fund. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

Annual Class Operating Expenses as a Percentage of Average Net Assets

(Expenses that are Deducted from Fund Assets)

Class S Shares
Management fees(1)	[__	]%
Other expenses (Administration fees(1); Independent Expenses(2))	[__	]%
Total annual Class operating expenses(1)(2)(3)	[__	]%
Less fee waivers and/or expense reimbursements(1)(2)	[__	]%
Net expenses(1)(2)(3)(4)	[__	]%

(1)

BGFA, the investment adviser of the Fund’s Master Portfolio, has contractually agreed to waive a portion of its management fees through April 30, 2010. BGI, the administrator of the Fund, has contractually agreed to waive a portion of its administration fees through April 30, 2010. After giving effect to such contractual waivers, the management fees will be [__]% and the administration fees will be [__]%.

(2)

“Independent Expenses” consist of those fees and expenses of the Independent Trustees of the Fund and the Master Portfolio, counsel to the Independent Trustees of the Fund and the Master Portfolio and the independent registered public accounting firm that provides audit and non-audit services in connection with the Fund and the Master Portfolio that are allocated to the Fund. BGI and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Fund and the Master Portfolio for Independent Expenses through April 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be [__]%. “Other Expenses” are based on estimated amounts for 2009.

(3)	Total annual Class operating expenses in the above table and the following example reflect the expenses of both the Class S shares of the Fund and the Master Portfolio in which it invests.

(4)

The Fund’s service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

Example

The example below is intended to help you compare the cost of investing in Class S shares of the Fund with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Class S shares of the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that total operating expenses remain the same and that the contractual fee waivers and reimbursements with BGFA and BGI are in effect for one year.

The Fund does not charge a sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

	1 Year			3 Years
BGI CoreAlpha Bond Fund – Class S shares	$	[__	]	$	[__	]

A Further Discussion of Principal Risk Factors

The principal risk factors applicable to the Fund are discussed further below.

Debt Securities

The debt instruments in which the Fund invests are subject to credit risk and interest rate risk, and may be subject to, among other things, prepayment risk and/or extension risk (each of which is described above under “Summary of Principal Risk Factors”) and may be subject to high yield securities risk (as described below). Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest, as well as the risk that changes in federal or state tax treatment may make such securities less attractive as investments or cause them to lose value. Municipal securities can be significantly altered by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in these sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Obligations of U.S. government agencies and instrumentalities and U.S. government-sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain U.S. government agencies and instrumentalities, and U.S. government-sponsored enterprises are backed by the full faith and credit of the United States (e.g., Ginnie Mae); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation (e.g., Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government.

No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

Although some of the Fund’s investments may be guaranteed by the U.S. government, its agencies or instrumentalities, those investments, like other debt instruments, are subject to interest rate risk and the market value of these securities will fluctuate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), may decline in value when interest rates rise. In certain interest rate environments, inflation-indexed securities may experience greater losses than other fixed-income securities.

High-Yield Securities Risk

High-yield securities risk is the risk that securities that are rated below investment-grade, or are unrated but judged by BGFA to be of comparable quality at the time of purchase, may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage-Backed Securities

Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are generally subject to the risk of non-payment of such principal and interest payments. Mortgage-backed securities are subject to prepayment risk and extension risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Non-U.S. Securities

The Fund may invest in debt obligations of non-U.S. issuers. Investing in the securities of issuers in any non-U.S. country involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in non-U.S. countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with investments in foreign securities may include higher custodial fees than apply to domestic custodial arrangements. The Fund’s performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Security Selection Risk

In investing the Fund’s assets, BGFA bases security selection on its analysis of potential investments, as described above in the “Principal Investment Strategies” section. The Fund is therefore subject to the risk that poor security selection will result in underperformance of the Fund in comparison with other investment vehicles with similar investment objectives and strategies.

Other Investment Considerations

Transactions in derivatives, such as futures contracts, options, interest rate, total return, credit default swaps and credit default index swaps, credit-linked notes, and indexed and inverse floating-rate securities, involve certain risks. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Certain derivatives may be more sensitive than conventional securities to changes in interest rates or sudden market moves. Certain derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Transactions in futures contracts involve certain risks, including imperfect correlation between the price of the futures contract and movements in the price of the underlying asset, index or rate, the possible absence of a liquid secondary market for any particular instrument, the risk of default by the counterparty or guaranteeing agent, and the restrictions on trading imposed by futures exchanges due to price volatility. Non-U.S. futures may involve certain risks not applicable to trading U.S. futures, including risks of expropriation, burdensome or confiscatory taxation, moratoriums, and exchange and investment controls. Futures contracts involve the posting of margin deposits, and movement in the underlying asset, index or rate may result in calls for additional payments of cash. The need to make additional payments could require the Fund to liquidate assets at a disadvantageous time.

Over-the-counter derivative instruments carry various risks, including counterparty credit risk, structural risk and legal risk, which affect the price and liquidity of each derivative instrument and may affect the Fund’s volatility. Depending on the structure of the derivative, the derivative may increase or decrease the Fund’s exposure to the credit risk of an entity or entities, equity securities, interest rates, foreign currency values, corporate borrowing rates, or other assets, in some cases without the Fund’s owning such assets. Certain derivative instruments may be more or less sensitive to various types of risks. Important determinants of the value associated with a derivative include the volatility of the referenced or underlying asset or obligation, interest rates, the market value of the underlying asset or obligation when the derivative is entered into, the duration of the derivative contract and the credit risk of the counterparty, among other factors. Derivatives can involve considerable economic leverage and may, in some cases, involve significant risk of loss. For example, in the event that the marked-to-market value of any over-the-counter derivative transaction(s) entered into by the Fund gives rise to negative exposure (i.e., if the relevant derivative transaction(s) were to be terminated, the Fund would owe money to the counterparty), the Fund may be required to post collateral to its counterparty in order to reduce or eliminate that negative exposure, which may have an adverse impact on the Fund’s performance. In addition, depending on the terms of settlement with respect to a derivative transaction, the Fund may be required to compensate the counterparty for loss in the market value of the underlying obligation or to take physical possession of the underlying obligation and pay the counterparty an amount equal to the notional amount of the transaction. Furthermore, over-the-counter derivatives may be privately negotiated and consequently subject to certain processing, settlement and documentation risks.

Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the securities sold short at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. In addition, purchasing a security to close out a short position in that security can lead to an increase in that security’s price, thereby increasing any loss.

Investing in a derivative as a hedge can reduce the Fund’s losses, but it could also reduce the Fund’s gains or cause the Fund losses if the market moves in an unanticipated manner or if the cost of the hedge outweighs its benefits. Hedging also involves the risks that changes in the value of the derivative or short sale will not match those of the holdings being hedged as anticipated (sometimes referred to as “correlation risk”), in which event losses may not be reduced or may be increased. There is no assurance that the Fund hedging, if any, will reduce risk or be cost-effective.

In addition, certain derivatives and other securities in which the Fund may invest may be subject to legal restrictions on their sale and/or may be considered illiquid. Difficulty in selling restricted or illiquid securities may result in a loss or be costly to the Fund.

For a description of the Fund’s policies and procedures with respect to disclosure of the Fund’s Master Portfolio’s portfolio holdings and for a further discussion of the Fund’s investments and risks, please refer to the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

Investment Adviser

The Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BGFA, a registered investment adviser, serves as investment adviser to the Master Portfolio. BGFA manages the investing of the Master Portfolio’s assets and provides the Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolio’s Board of Trustees. For its services to the Master Portfolio, BGFA is entitled to receive advisory fees at the annual rate of [__] % ([__]% pursuant to the current contractual fee waiver) of the Master Portfolio’s average daily net assets.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 28, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.36 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolio invests.

A discussion regarding the basis for the Master Portfolio’s Board of Trustees’ approval of the investment advisory agreements with BGFA is available in the Master Portfolio’s semi-annual report for the six-month period ending June 30.

Portfolio Managers

Scott Radell and Cayman Seacrest are primarily responsible for the day-to-day management of the Fund and act collaboratively on all aspects concerning the Fund’s portfolio. Mr. Radell and Mr. Seacrest are employees of BGFA and BGI. Mr. Radell has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since March 2004. Mr. Radell was a credit strategist from 2003 to 2004 before becoming a portfolio manager of the Master Portfolio and prior to that he was employed by Morgan Stanley Asset Management as a credit analyst from 1996 to 2003.

Mr. Seacrest has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since January 2009. Prior to that, Mr. Seacrest was an absolute return portfolio manager from 2007 to 2008. Prior to joining BGI, Mr. Seacrest received a Masters degree in Mathematics from the University of Colorado, which he attended from 2004 to 2007. From 2002 to 2004, Mr. Seacrest was employed by Western Asset Management Company as an assistant portfolio manager.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Fund.

Administrative Services

BGI provides the following services, among others, as the Fund’s administrator:

•	Supervise the Fund’s administrative operations;

•	Provide or cause to be provided management reporting and treasury administration services;

•	Financial reporting;

•	Legal, blue sky and tax services;

•	Preparation of proxy statements and shareholder reports; and

•	Engaging and supervising shareholder servicing agents (the “Shareholder Servicing Agents”) on behalf of the Fund.

BGI is entitled to receive fees for these services at the annual rate of [__] % ([__]% pursuant to the current contractual fee waiver) of the average daily net assets of the Fund. In addition to performing these services, BGI has agreed to bear all costs of operating the Fund, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Fund’s Independent Trustees and their counsel, auditing fees, litigation expenses, taxes and other extraordinary expenses.

The Shareholder Servicing Agents will service individual and omnibus Fund accounts pursuant to agreements with the Fund and/or BGI. In addition to serving as agents of the Fund for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Fund, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents will make the Fund available to their clients.

If approved by the Fund’s Board of Trustees, BGI may pay shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the Fund’s Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Fund’s other service providers. In addition, BGFA and/or BGI may pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with Fund shares. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI. The Fund’s distributor may also pay certain Shareholder Servicing Agents or intermediaries for such services from its own resources, which generally come directly or indirectly from fees paid by BGI.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the Fund’s shareholder servicing arrangements can be found in the Fund’s SAI, which is available upon request.

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Class S shares of the Fund, you must maintain an account with State Street Bank and Trust Company (“State Street”), the Fund’s custodian, transfer agent and dividend disbursing agent, or with one of the Fund’s Shareholder Servicing Agents.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Fund shares that differ from those of the Fund, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

Invest through an account set up with State Street or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Fund, as described below.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the Fund is open (a “Business Day”) to purchase shares at that day’s net asset value (“NAV”). Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Fund is generally open Monday through Friday and is closed on weekends and any day on which the NYSE is closed for regular trading.

The Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, by such closing time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The Fund generally remits the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven days after the sale. The Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. The Fund further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, the Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, the Fund reserves the right to send your redemption proceeds in the form of securities from the Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Calculating the Fund’s Share Price

The Fund’s share price (also known as the Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The Fund’s NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on each Business Day. If regular trading on the NYSE closes early, the time for calculating the Fund’s NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of the Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Fund’s SAI includes a description of the methods for valuing the Master Portfolio’s investments, including a description of the circumstances in which the Master Portfolio’s investments would be valued using fair value pricing and the effects of using fair value pricing.

Fund Distributions

The Fund declares and makes distributions of its net investment income to shareholders every month. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of the same class of the Fund, unless you have elected to receive distribution payments in cash.

Frequent Trading in Fund Shares

[Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on the Fund and its shareholders. Depending on various factors, such as the size of the Fund’s investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the Fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of Fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s net asset value (“market timing”).

The Fund invests only in an interest in the Master Portfolio. The Boards of Trustees of the Master Portfolio and the Fund have considered the issues of frequent trading and market timing. The Board of Trustees of the Master Portfolio has adopted a policy pursuant to which BGI monitors for possible market timing activity in the Master Portfolio. Due to the complexity and subjectivity involved in identifying market timing activity, there can be no assurance that BGI will identify all trades and trading practices that are market timing activity. BGI, however, monitors aggregate trades and seeks to work with intermediaries to address potential market timing activity that has a significant effect on the performance of the Master Portfolio and restrict or eliminate such activity where possible. The Board of Trustees of the Master Portfolio has not

adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolio are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolio’s investment strategies.

The Fund’s Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Fund in light of the nature of the Fund’s investment in the Master Portfolio, the policies of the Master Portfolio, as described in the preceding paragraphs, and the expected nature of flows into and out of the Fund.

BGI’s ability to monitor trades that are placed by participants in plans that are shareholders in the Fund or other shareholders in the Fund that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BGI does not receive transaction information showing individual investment decisions. Upon request by the Fund, intermediaries are required to provide certain transaction information that may enable the Fund to identify trading activity that is potentially harmful to the Fund. The Fund may, but does not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Fund determines are appropriate. Intermediaries’ ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.]

Taxes

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from the Fund’s net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the Fund’s distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the Fund generally are taxable as follows:

Distribution Type	Tax Status
Qualified dividend income	Qualified dividend income(1)(2)
Other income	Ordinary income(2)
Short-term capital gain	Ordinary income
Long-term capital gain	Long-term capital gain(3)

(1)

If you are an individual, your distributions attributable to the Fund’s qualified dividend income generally are taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Since the Fund’s income is derived primarily from sources that do not pay qualified dividend income, distributions from the Fund’s net investment income generally are not expected to qualify for taxation at the reduced rates available to individuals on qualified dividend income.

(2)	None of these distributions are expected to qualify for the dividends received deduction.

(3)

An individual’s net long-term capital gain currently is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

In addition, if you sell your Fund shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed:

Transaction	Tax Status
You sell shares owned for more than one year	Long-term capital gain or loss
You sell shares owned for one year or less	Short-term capital gain or loss

If you buy the Fund’s shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of the Fund while it holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the appreciated securities and distributes the realized gain on the sale. The Fund has the potential to build up high levels of unrealized appreciation in its investments.

After the end of each year, the Fund will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Fund if you fail to provide the Fund with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) plan or IRA, will be different. For example, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code of 1986, as amended, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales of Fund shares. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in a separate mutual fund, called the Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BGFA serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other funds, including other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and, therefore, the Fund.

Feeder Fund Expenses

Feeder funds, including the Fund, bear the Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Fund’s Board of Trustees retains the right to withdraw the Fund’s assets from the Master Portfolio if it believes doing so is in the best interests of the Fund’s shareholders. If the Board of Trustees decides to withdraw the Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Financial Highlights

The Fund expects to commence operations as soon as practicable after the date of effectiveness of this Prospectus. Because the Fund has not yet commenced operations it does not have historical financial information.

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge, upon request by calling the number below. For more detailed information about Barclays Global Investors Funds and the Fund, you may request a copy of the SAI. The SAI provides information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual or semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Fund or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:

Call:	1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail:	BGIFunds@barclaysglobal.com

Write:	Barclays Global Investors Funds c/o SEI Investments Distribution Co. One Freedom Valley Drive, Oaks, PA 19456

The Fund does not have a fund website, but the Fund’s annual and semi-annual shareholder reports, prospectus and SAI are available free of charge online at the SEC’s website www.sec.gov.

Information about the Fund (including its SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-07332

For more information call 1-877-BGI-1544 (1-877-244-1544) (toll-free)

BARCLAYS GLOBAL INVESTORS

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

Barclays Global Investors Funds

Subject to completion dated May 12, 2009

Statement of Additional Information

Dated July [        ], 2009

BGI CoreAlpha Bond Fund

Barclays Global Investors Funds (the “Trust” or “BGIF”) is an open-end, series management investment company. This Statement of Additional Information (“SAI”) contains additional information about the BGI CoreAlpha Bond Fund (the “Fund”).

The Fund invests substantially all of its assets in the CoreAlpha Bond Master Portfolio (the “Master Portfolio”) of Master Investment Portfolio (“MIP”), which has substantially similar investment objectives as the Fund. MIP is an open-end, series management investment company. Interests in the Master Portfolio are not offered to the public. Barclays Global Fund Advisors (“BGFA” or the “Investment Adviser”) serves as investment adviser to the Master Portfolio in which the Fund invests. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Fund’s Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus (“Prospectus”), also dated July [        ], 2009. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for the Master Portfolio, which include the schedule of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2008, will be incorporated into the SAI by reference to the Master Portfolio’s annual report. As described in the Prospectus, the expenses of the Fund are not included in the expenses of the Master Portfolio. The Prospectus and copies of the Master Portfolio’s annual report may be obtained without charge by writing to Barclays Global Investors Fund, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-877-BGI- 1544 (1-877-244-1544) (toll-free), or e-mailing the Fund at BGIFunds@barclaysglobal.com.

History of the Trust

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series corresponding to, and having identical designations as, the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the Fund. The Trust’s principal office is located at 400 Howard Street, San Francisco, CA 94105. The Fund invests all of its assets in the CoreAlpha Bond Master Portfolio of MIP which has the same or substantially the same investment objective, policies and restrictions as the Fund.

Description of the Fund and its Investments and Risks

Investment Objectives and Policies. The Trust is an open-end, series management investment company. The Fund and Master Portfolio have adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding voting securities of the Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by the vote of a majority of the trustees of the Trust or MIP (the “Trustees”), as the case may be, at any time.

The Fund and the Master Portfolio in which it invests are diversified funds as defined in the 1940 Act. The Fund’s investment objective is set forth in the Prospectus. The investment objective of the Fund is non-fundamental, which means it can be changed by the Trust’s board of trustees (the “Board of Trustees” or the “Board”) without shareholder approval. The investment objective and investment policies of the Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund’s performance. There can be no assurance that the investment objective of the Fund will be achieved.

Fundamental Investment Restrictions of the Fund. The Fund is subject to the following investment restrictions, all of which are fundamental policies. The Fund may not:

(1)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff ).

(2)	Purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3)	Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(4)	Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(5)	Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(6)	Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

(7)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(8)	Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (5) above, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions of the Fund. The Fund has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Trust at any time.

(1)	The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

(2)	The Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)	The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(4)	The Fund will provide shareholders with at least 60 days’ notice of any change to the Fund’s non-fundamental policy to invest at least 80% of the value of the Fund’s net assets, plus the amount of any borrowing for investment purposes, in bonds. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to shareholders, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Notwithstanding any other investment policy or restriction (whether or not fundamental), the Fund may (and does) invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund. See “Management – Master/Feeder Structure.”

Fundamental Investment Restrictions of the Master Portfolio. The Master Portfolio is subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as described in the 1940 Act) of the Master Portfolio’s outstanding voting interest. The Master Portfolio may not:

(1)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio’s investments in that industry would exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit the Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff ).

(2)	Purchase securities of any issuer if, as a result, with respect to 75% of the Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3)	Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(4)	Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(5)	Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(6)	Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

(7)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(8)	Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (5) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Restrictions of the Master Portfolio.

(1)	The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2)	The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)	The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(4)	The Master Portfolio will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 80% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in bonds. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to interestholders, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Investments and Risks of the Master Portfolios

The Master Portfolio in which the Fund invests may invest in the securities described below. To avoid the need to refer to both the Fund and the Master Portfolios in every instance, references in the following sections to the Fund generally include the Fund and the Master Portfolio.

Asset-Backed and Commercial Mortgage-Backed Securities. The Fund may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset- backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments may be, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities) or structured according to the terms of the instrument. As the purchaser of such securities, the Fund generally would have no recourse to the entity that originated the loans or mortgages in the event of a default by the borrower. If any required payments are not made with respect to the underlying loans or mortgages, the Fund may experience losses or delays in receiving payment. The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. Changes in liquidity of these securities may result in significant, rapid and unpredictable changes in prices for these securities. Also see “Collateralized Debt Obligations,” “Mortgage Pass-Through Securities” and “Mortgage Securities.”

Bonds. The Fund may invest in bonds. A bond is an interest-bearing security issued by a company or a governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. Certain bonds, however, do not make interest payments, but instead are sold at a discount from their face value and are redeemed at face value when they mature (“zero coupon bonds”). The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. The Fund may treat certain of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing. The Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Fund maintains liquid assets in connection with these types of transactions.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

CDO cash flows are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the subordinate “equity” tranche, which bears the bulk of defaults from the bonds, loans or other underlying collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying collateral, and can be rated investment-grade. Despite the protection provided by the equity tranche, senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults in the event of collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDOs as a class. Additionally, tranches that are senior to the equity tranche are often subordinate to other, more senior tranches, which may have a variety of preferences, including the authority to compel early redemption of subordinate tranches.

In addition to the risks generally associated with fixed-income securities (e.g., interest rate risk and credit or default risk), CDOs carry additional risks, including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the affect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments; (iv) the quality of the collateral may decline in value or default; (v) the Fund may invest in CDOs that are subordinate to other classes; (vi) the market for a CDO, or the fixed-income markets more generally, may become illiquid; and (vii) the complex structure of the CDO may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results. These risks have recently led to actual defaults and market losses on certain CDOs.

Convertible Securities. The Fund may invest in convertible securities, such as bonds, debentures, notes or other securities, including preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing an income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non- convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its “investment value” (i.e., its value as an income security) or its “conversion value” (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into underlying stock, or sell it to a third party. Securities that are convertible other than at the option of the Fund generally do not limit the potential for loss to the same extent as securities convertible at the Fund’s option.

Credit-Linked Securities. Credit-linked securities are securities whose performance is linked to one or more credit default swaps on corporate issuers and, in some instances, by government securities or similar low risk assets. As an investor in credit-linked securities, the Fund has the right to receive periodic interest payments from the issuer of the credit- linked security at an agreed-upon interest rate and, subject to certain conditions, a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit- linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. The Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the corporate issuers underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate issuers and the credit default swap is physically settled, the Fund may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Fund’s principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, the Fund’s principal investment would be reduced typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event. Also see “Futures Contracts, Options Transactions and Swap Transactions - Swap Transactions.”

The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of the credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Floating-Rate and Variable-Rate Securities. The Fund may invest in floating-rate and variable-rate securities, which provide for periodic adjustments in the interest rate paid on the security. Variable-rate securities provide for a specified periodic adjustment in the interest rate, while floating-rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality and/or that reset on predetermined dates. Floating-rate securities generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. The market value of a floating-rate security generally is expected to have less sensitivity to fluctuations in market interest rates than a comparable fixed-rate security, although the value of a floating-rate security nonetheless may decline as interest rates rise and due to other factors such as changes in credit quality. Some variable-rate or floating-rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. The interest rate on an inverse floating-rate security resets in the opposite direction from the market rate of interest to which the security is benchmarked. An inverse floating- rate security may exhibit greater price volatility than a fixed-rate security of similar credit quality.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

Forward Contracts. The Fund may enter into forward contracts, which are not traded on exchanges and are generally not regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with whom the Fund may maintain accounts may require the Fund to deposit margin with respect to trading forward contracts although margin requirements are often minimal or non-existent. The Fund’s counterparties are not required to continue to make markets in such contracts. In addition, a counterparty may refuse to continue to quote prices for forward contracts or may quote prices with unusually wide spreads (the difference between the prices at which the counterparty is prepared to buy and at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, which may decrease the liquidity of those forward contracts. The imposition of credit controls by governmental authorities may limit forward trading, to the possible detriment of the Fund. The Fund segregates liquid assets in connection with entering into forward contracts.

Futures Contracts, Options Transactions and Swap Transactions. Futures Contracts and Options Transactions. The Fund may enter into futures contracts and may purchase and write (i.e., sell) options. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. The seller of a futures contract may never actually deliver the commodity or financial instrument. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed- upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by the Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. The Fund maintains liquid assets in connection with entering into futures contracts.

An option transaction generally involves a right, which may or may not be exercised, to buy or sell a security, commodity or financial instrument at a particular price on a specified future date. Options may be exchange-traded or traded over-the- counter (“OTC options”). Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. There is no assurance that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.

Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon the exercise of an option on a futures contract, which is exchange-traded, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing options is unlimited.

Exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of change in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired. In addition, if it is not possible, or if the Fund determines not to close a position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (the “option premium”). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. As a purchaser, the Fund may terminate its position in a put option by allowing it to expire or by exercising the option. If the Fund allows the option to expire, the Fund will lose the entire premium. If the Fund exercises the option, the Fund completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option by closing it out in the secondary market at its current price, if a liquid secondary market exists.

As the buyer of a typical put option, the Fund can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, the Fund, as the put buyer, can expect to suffer a loss (limited to the amount of the premium, plus related transactions costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

As the writer of a put or call option, the Fund takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund (as the writer) assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund (as the writer) may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, the Fund will be required to make margin payments to a futures commission merchant.

If securities prices rise, the Fund, as a put writer, would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remained the same over time, it is likely that the Fund would also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instruments directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund, as a call writer, mitigates the effects of a price decline. At the same time, because the Fund must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases.

The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (the “Commodity Exchange Act”), and, therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

The Fund may take advantage of opportunities in the area of options and futures contracts and other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

The Fund may invest in index futures and options on index futures as a substitute for a comparable market position in the underlying securities. The Fund intends to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity.

The Fund may also invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest- rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund’s portfolio securities which are the subject of the transaction.

Swap Transactions. The Fund may enter into swaps, including, but not limited to, interest-rate, index and credit default swaps as well as structured credit instruments, including, but not limited to, ABX (an index of asset backed securities), CMBX (an index of commercial mortgage backed securities), and CDX (an index of credit default securities) indexes, which are comprised of credit default swaps. Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If the Fund enters into a swap transaction, cash or securities may be posted by or to the Fund as collateral in accordance with the terms of the swap agreement. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Fund or other party, the risk of loss to the Fund would generally be limited to the net amount of payments that the Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction(s), it is determined that the Fund would be obligated to make a net payment with respect to the swap transaction(s). In the event the other party to the swap transaction(s) were to owe a net amount to the Fund upon an early termination of the swap agreement as described above, the Fund could be exposed to the risk of loss in the event that any collateral held by the Fund would be insufficient. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with conventional securities transactions. The Fund maintains liquid assets in connection with transactions in swaps.

Interest-rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

A credit default swap is a contract between two parties which transfers the credit risk of an entity (the “reference entity”) for a defined period whereby if there is a Credit Event then the seller of protection pays a predetermined amount to the buyer of protection. A “Credit Event” is commonly defined as the reference entity’s (a) failing to pay principal or interest on time, (b) restructuring its debt, (c) accelerating its debt, or (d) entering bankruptcy. The buyer of credit protection pays a premium to the seller of credit protection until the earlier of a Credit Event or the scheduled termination date of the credit default swap. Credit default swaps can be used to implement BGFA’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Fund to make payments upon the occurrence of a Credit Event creates leveraged exposure to the credit risk of the referenced entity. The Fund may also buy credit default protection with respect to a reference entity if, in the judgment of BGFA, there is a high likelihood of credit deterioration. In such instance, the Fund will pay a premium regardless of whether there is a Credit Event. The credit default swap market in high yield securities is a rapidly evolving market compared to the credit default swap market for more seasoned and liquid investment-grade securities creating the risk that the newer markets will be less liquid and it may be difficult to exit or enter into a particular transaction. In the event of counterparty default, the Fund would have rights solely against the counterparty and would have no recourse against the reference entity as a result of the counterparty default.

In a cash-settled credit default swap where the Fund is buying protection, the Fund makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated obligation that is being hedged, in the event the reference entity experiences a Credit Event. In a cash-settled credit default swap where the Fund is selling protection, the Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving the fixed premium until the earlier of a Credit Event or the termination of the credit default swap.

Alternatively, if the transaction were to be physically settled, the counterparty, as seller of protection, would agree that if a specified Credit Event occurs, it would take delivery of an obligation specified by the Fund and pay to the Fund an amount equal to the notional amount of the transaction. In exchange for this risk protection, the Fund would pay the counterparty a fixed premium until the earlier of a Credit Event or the termination of the credit default swap. In instances where the Fund sells protection, the Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium until the earlier of a Credit Event or the termination of the credit default swap. The Fund would be required to compensate the counterparty for the loss in market value of the designated obligation if the reference entity suffered a Credit Event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified Credit Event with respect to the reference entity, the Fund would be required to take physical delivery of an obligation specified at the time of the occurrence of the relevant Credit Event and would pay to the counterparty an amount equal to the notional amount of the transaction.

In an attempt to increase the liquidity of credit default swaps, numerous credit default swaps may also be aggregated into structured credit instruments based on indexes such as the ABX, CMBX, and CDX indexes. In addition to the risks generally associated with credit default swaps, these structured credit instruments carry additional risks, including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the effect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments; (iv) the quality of the collateral may decline in value or default; (v) structured credit instruments may be organized into tranches, with subordinate tranches facing increased exposure to adverse events; (vi) the market for structured credit instruments may become illiquid; and (vii) structured credit instruments are a relatively new product and may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.

The Fund may also write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a “swaption”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, the Fund may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid if it decides to let the swaption expire unexercised. When the Fund writes a swaption, upon exercise of the swaption, the Fund becomes obligated according to the terms of the underlying agreement.

High-Yield Securities. High-yield securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. The Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high-yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of the Fund’s portfolio.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

Hybrid ARM Securities. Hybrid ARM securities are interests in pools of hybrid adjustable-rate mortgages (hybrid ARMs). A hybrid ARM is a mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. After the initial fixed interest rate period, the interest rate on a hybrid ARM can be reset by a maximum specified amount to an adjustable rate based on a margin over an identified index. As with other adjustable rate mortgages, the adjustable interest rates on hybrid ARMs are subject to periodic and lifetime caps on the increased rates that mortgagors are required to pay.

Hybrid ARM securities are subject to a combination of the risks associated with fixed-rate and adjustable-rate mortgage- backed securities. If a greater percentage of the mortgage pool backing a hybrid ARM security consists of hybrid ARMS in their initial fixed-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with fixed-rate bonds and mortgage-backed securities. These risks would include possible reductions in market value (i) during periods of rising interest rates and (ii) due to the unanticipated shortening or extension of the security’s average life resulting from unforeseen mortgage prepayment patterns. If a greater percentage of the underlying mortgage pool consists of hybrid ARMS in their adjustable-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with capped adjustable-rate securities. These risks include (i) the possibility of reduced yields during periods of falling interest rates, (ii) possible reductions in market value if market interest rates rise above the interest rate caps on the underlying hybrid ARMs, and (iii) possible increases in mortgage default rates to the extent that mortgagors are unable to afford higher adjustable mortgage rates.

Because hybrid ARM securities are more complex than conventional fixed-rate and adjustable-rate mortgage-backed securities, it may be more difficult for investors to analyze and predict how the values of hybrid ARM securities will change in response to market interest rate and credit conditions. As a result of this uncertainty, a hybrid ARM security could suffer from a disproportionate reduction in value or loss of market liquidity during periods of volatile interest rates or credit market disruptions.

Illiquid Investments. The Fund may invest up to 15% of the value of its net assets in securities or derivatives as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Illiquid investments may include investments that are not readily marketable, such as privately issued securities and other securities or derivatives that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

Investment Companies and Exchange-Traded Funds. The Fund may invest in securities issued by other open- end and closed-end management investment companies, including investment companies that are affiliated with the Fund and its adviser, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to all such companies in the aggregate. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those that are affiliated with the Fund, advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above.

The Fund may purchase shares of exchange-traded funds (“ETFs”). Typically, the Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock and bond markets while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Fund may invest a small portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Fund level and the ETF level for investments by the Fund in shares of an ETF advised by BGFA. Because most ETFs are investment companies, the Fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Loan Participations and Assignments. The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Interests in loan participations in which the Fund may invest may not be rated by any nationally recognized rating service. The Fund will invest in loan participations that are not rated only if BGFA determines that at the time of the investment the interests in loan participations are of comparable quality to the other instruments in which the Fund may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks, which are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower.

The Fund may also assume the credit risk associated with an interposed bank or other financial intermediary. In the case of a loan that is administered by an agent bank acting as agent for all holders, the agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s net asset value and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations of below investment-grade quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may be subject to restrictions on resale. In addition, the secondary market, if any, for loans and other types of direct indebtedness may be limited; thus, loans and other types of direct indebtedness purchased by the Fund may be treated as illiquid.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on BGFA’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Loans of Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Board of Trustees. BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage Pass-Through Securities. Mortgage pass-through securities are a category of pass-through securities backed by pools of mortgages and issued by, among others, the Ginnie Mae or by one of several U.S. government-sponsored entities, such as Fannie Mae, Freddie Mac or the Federal Home Loan Banks. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass- through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans and is generally subject to the risk of non-payment of such principal and interest payments.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA” transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of TBA rolls may cause the Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders. The Fund maintains liquid assets in connection with TBA transactions.

Mortgage Securities. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or CMOs), make payments of both principal and interest at a range of specified intervals; others make semi- annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage. The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate. In addition, non-government mortgage securities may offer higher yields than those issued by government entities, and also may be subject to greater price changes than government issues.

Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. Also see “Asset-Backed and Commercial Mortgage-Backed Securities” and “Mortgage Pass-Through Securities.”

Municipal Securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, the Fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. The Fund’s distributions of any interest it earns on municipal securities will be taxable to shareholders as ordinary income.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will only enter into repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by BGFA to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities. BGFA will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by- case basis and may consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is also able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. Under the 1940 Act, reverse repurchase agreements are considered borrowings. The Fund maintains liquid assets in connection with reverse repurchase agreements.

Securities of Non-U.S. Issuers. Investing in the securities of non-U.S. (or foreign) issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital, transaction costs of foreign currency conversions, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, significantly smaller market capitalization of most non-U.S. securities markets, lesser levels of regulation of the securities markets, and more substantial government interference with the economy. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Obligations of Foreign Governments, Supranational Entities and Banks. U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities in which the Fund may invest are determined by BGFA to be of comparable quality to the other obligations in which the Fund may invest. Certain foreign governments, specifically foreign governments in emerging markets, historically have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. The Fund may also invest in debt obligations of supranational entities. Supranational entities are entities designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Fund may also invest in debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Foreign Currency Transactions. The Fund’s investments in foreign obligations and securities may involve currency risk. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may, but is not required to, attempt to minimize risks from adverse changes in the relationship between the U.S. dollar and foreign currencies by engaging in foreign currency transactions. The Fund may engage in foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative transactions such as foreign currency forward contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts.

Foreign currency forward contracts are negotiated, over-the-counter transactions pursuant to which the parties take positions against future movements in currency prices. In a typical forward contract, one party agrees to pay any increase in the price of the underlying currency during the life of the contract, while the other agrees to pay any decrease.

The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (a “transaction hedge”). In addition, when BGFA believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when BGFA believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a “position hedge”). The Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where BGFA believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the portfolio securities are denominated (a “cross-hedge”). The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures. The use of foreign currency forward contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.

Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or basket of currencies, with settlement required to be made in a designated currency.

Foreign currency hedging transactions are an attempt to protect the Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which the Fund enter into foreign currency transactions.

Short Positions. The Fund may take a short position in a security or other financial instrument as part of its overall portfolio management strategies or to offset potential declines in long positions in similar securities or financial instruments. When the Fund takes a short position in a security, it sells a security that the Fund may or may not own, but is ultimately obligated to deliver, to a broker or other counterparty. When the Fund takes a short position in a financial instrument, the Fund sells exposure to that financial instrument to a counterparty. Following the establishment of a short position, the Fund may purchase the same security or financial instrument to offset the short position or it may borrow the same security or financial instrument to offset the short position, thereby incurring an obligation to replace the borrowed security at a later date. There is no assurance that the Fund will be able to purchase or borrow the security or financial instrument to offset a short position. Taking a short position allows the Fund to profit from declines in market prices to the extent such declines exceed transactions costs, including the costs of borrowing the security or financial instrument with respect to which the Fund has taken a short position. If the price of the short position increases between the time of taking the short position and the time the Fund purchases the security or financial instrument held short, the Fund would incur a loss; conversely, if the price of the short position declines, the Fund will realize capital gain. Any gain will be decreased, and any loss increased, by the transaction costs incurred. When taking a short position, the Fund maintains liquid assets or otherwise covers its position. In the case of the Fund’s taking a short position for hedging purposes, the short position may be adversely affected by imperfect correlation between movements in the price of the position sold short and the exposure being hedged. In the case of the Fund’s taking a short position to take advantage of potential declines in a security or other financial instrument, the short position may be adversely affected by an increase in the value of the security or other financial instrument.

Short-Term Instruments. The Fund may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including non-U.S. branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA.

U.S. Government Obligations. The Fund may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. Obligations of certain U.S. government agencies and instrumentalities, and U.S. government-sponsored enterprises are backed by the full faith and credit of the United States (e.g., Ginnie Mae); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation (e.g., Fannie Mae and Freddie Mac). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law. In the case of obligations backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Inflation-protected public obligations of the U.S. Treasury are commonly referred to as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that is designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation, which is a substantial increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment, future inflation protected bonds typically have lower yields than conventional fixed-rate bonds.

Warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The Fund may hold warrants directly or as an element of another security such as a corporate bond. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Portfolio Holdings Information

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of the Fund’s and Fund’s respective shareholders or interestholders, as applicable; (b) does not put the interests of the Investment Adviser, the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor” or “SEI”), or any affiliated person of the Fund, the Master Portfolio, the Investment Adviser or the Distributor, above those of the Fund’s shareholders and the Master Portfolio’s interestholders; (c) does not advantage any current or prospective Fund shareholders or Master Portfolio interestholders over any other current or prospective Fund shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the Fund or the Master Portfolios) limiting the use of such information are in effect. None of the Fund, the Master Portfolio, the Investment Adviser or BGI receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the Fund and the Master Portfolio.

Service Providers. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolio’s assets (“Portfolio Managers”) or who provide administrative, operational, risk management, or other support to the Portfolio Managers (“Support Staff”), and (ii) to other personnel of the Investment Adviser and the Fund’s and Master Portfolio service providers, such as BGI, State Street Bank and Trust Company (“State Street”) and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolio and the Fund and the terms of its current registration statement. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker- dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolio’s assets and settling the Master Portfolio’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolio and the Fund and the terms of its current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust’s and MIP’s Trustees; the auditors of the Fund and the Master Portfolio; counsel to the Trust or MIP, and counsel to the Trustees who are not “interested persons” of the Trust or MIP (as such term is defined in the 1940 Act) (the “Independent Trustees”); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2009, of all such persons and entities with which the Master Portfolio has ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody’s, S&P, Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2009 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Trust and MIP believe provide an adequate safeguard for such information.

Third-Party Feeder Funds. In the event that any feeder funds sponsored by institutions not affiliated with BGFA invest in the Master Portfolio (each, a “third-party feeder fund”), the Master Portfolio expects to provide portfolio holdings information to the sponsors, administrators or other service providers for such third-party feeder funds as may be necessary to (i) conduct business of the third-party feeder funds in the ordinary course in a manner consistent with any agreements with the third-party feeder funds and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder funds. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder fund would be subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust’s and MIP’s policy described herein), and none of BGFA, BGI or the Board of Trustees of the Trust or MIP would exercises control over any third-party feeder fund’s policies. Such information would generally be provided within five business days following month-end. As of March 31, 2009, the Master Portfolio does not have any third-party feeder funds. Any changes to such arrangements that have occurred since March 31, 2009 are not reflected.

BGFA, BGI and the Master Portfolio may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

Securities and Exchange Commission Filings. The Fund will disclose its complete portfolio holdings schedule in public filings with the Securities and Exchange Commission (“SEC”) on a quarterly basis, based on such Fund’s fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

Other Public Disclosure. The Fund or its related Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Fund and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2009, of all such persons and entities with which the Master Portfolio has ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: Micropal (monthly) and Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2009 are not reflected.

Approved Recipients. The Fund’s and the Master Portfolios’ Chief Compliance Officer may also authorize disclosure of portfolio holdings information to approved recipients pursuant to the above policy.

The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust’s and MIP’s policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

Management

The Trust’s Board of Trustees has responsibility for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. The Trust, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss also serves as a Trustee of MIP and iShares Trust and as a Director of iShares, Inc. Each other Trustee of the Trust also serves as a Trustee for MIP. The Trust’s Trustees have designated Leo Soong as the Lead Independent Trustee. The address for each Trustee and officer is Barclays Global Investors, N.A., c/o Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105.

Interested Trustees

Name and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Lee T. Kranefuss* (47)	Trustee (since 2001) and Chairman of the Board (since 2007).	Global Chief Executive Officer, iShares/Intermediary Groups of BGI (since 2008); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005-2008); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2005); Director of BGFA (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); Director and Chairman of Barclays Global Investors Services (since 2005).	204	Trustee of BGIF (since 2001); Trustee of iShares Trust (since 2003); Director of iShares, Inc. (since 2003).

H. Michael Williams* (48)	Trustee and President (since 2007).	Vice Chairman - Capital Markets, BGI (since 2008); Head of Global Index and Markets Group of BGI (2006-2008); Global Head of Securities Lending, BGI (2002- 2006).	27	Trustee (since 2007) of BGIF; Trustee (since 2007) of the University of California Berkeley Foundation.

*	Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of the Master Portfolios and BGI, the parent company of BGFA and the administrator of the LifePath Portfolios and the Master Portfolios. “Interested Trustee” has the same meaning as “interested person” (as defined in the 1940 Act).

Independent Trustees

Name and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Mary G. F. Bitterman (64)	Trustee (since 2001) and Chairperson of the Nominating and Governance Committee (since 2006).	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes.	27	Trustee (since 2001) of BGIF; Director (since 1984) and Lead Independent Director (since 2000) of the Bank of Hawaii; Director (since 2002) and Immediate Past Chairman (since 2005) of the Board of PBS (Public Broadcasting Service).

A. John Gambs (63)	Trustee and Chairperson of the Audit Committee (since 2006).	Retired.	27	Trustee (since 2006) of BGIF.

Hayne E. Leland (67)	Trustee (since 2007).	Professor of Finance (since 1974) at University of California, Berkeley: Haas School of Business.	27	Trustee (since 2007) of BGIF.

Jeffrey M. Lyons (54)	Trustee (since 2007).	Retired (since 2006); President (2004-2006) of Active Trader Business and President (2001- 2004) of the Asset Management Division of Charles Schwab & Co.	27	Trustee (since 2007) of BGIF.

Wendy Paskin-Jordan (53)	Trustee (since 2006).	Managing Partner (since 1999) of Paskin & Kahr Capital Management; Registered Representative (since 2005) of ThinkEquity Partners (broker-dealer); Advisory Board (2006-2008) of Healthy Handfuls (natural food company); Registered Representative (1999-2005) of ePlanning Securities Inc. (broker-dealer).	27	Trustee (since 2006) of BGIF; Director (since 2001) of the California State Automobile Association; Director (since 2008) of RPF Fund II, RPF Fund IV and RPF Fund V.

Leo Soong (62)	Trustee (since 2000) and Lead Independent Trustee (since 2006).	Senior Advisor (since 1977) of CG Roxane LLC & Crystal Geyser Water Co. (water companies); Managing Director (1989-2008) of CG Roxane LLC; President (2002-2008) of Trinity Products LLC/IQ Organics LLC (healthy beverage companies).	27	Trustee (since 2000) of BGIF; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association.

Officers

Name And Age	Position(s), Length of Service	Principal Occupation During Past Five Years
Jack Gee (49)	Treasurer and Chief Financial Officer (since 2008).	Director of Fund Administration of Intermediary Investor Business of BGI (since 2004); Treasurer and Chief Financial Officer of Parnassus Investments (2004).

Geoffrey D. Flynn (52)	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer, U.S. iShares, BGI (since 2008); Director, Mutual Fund Operations of BGI (2007-2008); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (56)	Secretary (since 2007).	Director of Legal Administration of Intermediary Investor Business of BGI (since 2006); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Ira P. Shapiro (46)	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel, BGI (since 2004); First Vice President, Merrill Lynch Investment Managers (1993-2004).

David Lonergan (39)	Executive Vice President (since 2009).	Head of U.S. Cash Management (since 2002) of BGI; U.S. Liquidity Manager (2000-2002) of BGI.

Alan Mason (48)	Vice President (since 2007).	Head (since 2006) of Allocations and Solutions of BGI; Investment Strategist (2000-2006) of BGI; Global Head (since 2008) of Portfolio Management, Client Solutions.

Committees. There are two standing committees of the Board of Trustees – the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee include each Independent Trustee. The Nominating and Governance Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for BGIF. The Nominating and Governance Committee generally does not consider nominees recommended by shareholders, but may do so if the Nominating and Governance Committee deems it appropriate. Shareholders who want to recommend nominees can contact the Nominating and Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (a) the shareholder’s name and address; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. The letter should be addressed to BGIF Board of Trustees - Nominating and Governance Committee, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Mary G. F. Bitterman serves as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held two meetings.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund’s accounting and financial reporting practices, reviewing the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent auditors on behalf of the full Board. A. John Gambs serves as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2008, the Audit Committee held four meetings.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of interests in the Fund beneficially owned by the Trustee and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000. Note that as of the date of this SAI, the Fund had not commenced operations.

Dollar Range of Equity Securities in the Fund and the Family of Investment Companies (as of December 31, 2008)

Interested Trustee	BGI CoreAlpha Bond Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	D
H. Michael Williams	0	D

Independent Trustees
Mary G. F. Bitterman	0	0
A. John Gambs	0	D
Hayne E. Leland	0	D
Jeffrey M. Lyons	0	D
Wendy Paskin-Jordan	0	0
Leo Soong	0	0

Ownership of Securities of Certain Entities. The Independent Trustees and their immediate family members, as of December 31, 2008, did not own any securities of BGFA, the Distributor, or any entity controlling, controlled by, or under common control with BGFA or the Distributor as of such a date, unless noted above.

Compensation of Trustees. Effective as of January 1, 2009, the Trust pays each Independent Trustee the Trust’s allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee is paid the Trust’s allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee is paid the Trust’s allocable share of an annual fee of $5,000. The Lead Independent Trustee is paid the Trust’s allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses are allocated between the Trust and MIP, based on their respective assets under management.

During the period January 1, 2008 through December 31, 2008, the Trust paid each Independent Trustee the Trust’s allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $50,000; (ii) a per meeting fee of $5,500 for meetings of the Board attended by the Trustee; and (iii) a committee meeting fee of $2,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust’s allocable share of an annual fee of $8,500 and the Chairperson of the Nominating and Governance Committee was paid the Trust’s allocable share of an annual fee of $3,000. The Lead Independent Trustee was paid the Trust’s allocable share of an additional annual base fee of $15,000. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

Compensation

For The Fiscal Year Ended December 31, 2008

Name of Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from Fund Complex(1)
Lee T. Kranefuss	$0	$0
H. Michael Williams	$0	$0

Name of Independent Trustees	Aggregate Compensation from the Trust	Total Compensation from Fund Complex(1)
Mary G. F. Bitterman	$30,834	$117,000
A. John Gambs	$35,216	$133,500
Hayne E. Leland	$30,104	$114,000
Jeffrey M. Lyons	$32,979	$125,000
Wendy Paskin-Jordan	$31,478	$119,500
Leo Soong	$36,530	$138,500

(1)	Includes compensation for services on the Board of Trustees of MIP.

Master/Feeder Structure. The Fund seeks to achieve its investment objective by investing all of its assets in a Master Portfolio of MIP. In other words, the Fund is a “Feeder Fund” into the Master Portfolio. The Trust’s Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing its assets in a Master Portfolio.

However, if another feeder fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could also arise.

The Fund may withdraw its investment in the Master Portfolio only if the Trust’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Prior to any such withdrawal, the Board of Trustees would consider alternative investments, including investing all of the Fund’s assets in another investment company with substantially the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described above with respect to the Fund and its Master Portfolios.

The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund either will hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests from the Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Fund will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

Codes of Ethics. The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies of the Master Portfolio. The following is a discussion of the proxy voting policies of the Master Portfolio in which the Fund invests.

MIP has adopted as its proxy voting policies for the Master Portfolio the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolio. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolio. Therefore, the remainder of this section discusses the Master Portfolio’s proxy voting guidelines and BGFA’s role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for the Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolio. In some cases, BGFA may determine that it is in the best economic interests of a Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA’s approach is also driven by its clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BGFA’s evaluation of this relationship, BGFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

The Master Portfolio generally supports the board’s nominees in uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;

The Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

The Master Portfolio generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Master Portfolio, a Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having undue influence on BGFA’s proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free); and (ii) on the SEC’s website at www.sec.gov.

Shareholder Communication to the Board of Trustees. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to Barclays Global Investors Funds Board of Trustees, c/o Barclays Global Investors, N.A.—Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

Control Persons and Principal Holders of Securities

Ownership information is not provided for this Fund as it has not yet commenced operations as of the date of this SAI.

Investment Adviser and Other Service Providers

Investment Adviser. BGFA provides investment advisory services to the Master Portfolio pursuant to an investment advisory contract (the “Advisory Contract”) with MIP. Pursuant to the Advisory Contract, BGFA furnishes to MIP’s Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

BGFA is a wholly-owned subsidiary of BGI. BGI is a national bank, which is, in turn, a majority-owned subsidiary of Barclays Bank PLC.

The Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty on 60 days’ written notice by either party. The Advisory Contract will terminate automatically, as to the Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

Advisory Fees. BGFA is entitled to receive monthly fees at the annual rate of [__]% ([__]% pursuant to the current contractual fee waiver) of the average daily net assets of the Master Portfolio. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.

For the fiscal years shown below, the Master Portfolio paid the following advisory fee to BGFA, net of [waivers] or] offsetting credits:

Master Portfolio	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008
CoreAlpha Bond Master Portfolio	$2,515,984	$3,330,156	$3,507,984

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolio (collectively referred to as the “MIP Independent Expenses”) are paid directly by the Master Portfolio. For the fiscal year ended December 31, 2006, BGFA voluntarily agreed to cap the non-extraordinary expenses of the Master Portfolio at the rate at which the Master Portfolio paid advisory fees to BGFA and, therefore, BGFA provided an offsetting credit against the advisory fees paid by the Master Portfolio in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 through April 30, 2011, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BGFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against advisory fees paid by the Master Portfolio in which the Fund invests:

Master Portfolio	Fiscal Year Ended 12/31/2006	Fiscal Year Ended 12/31/2007	Fiscal Year Ended 12/31/2008

CoreAlpha Bond Master Portfolio	$44,201	$51,527	$45,026

Administrator. The Trust has engaged BGI to provide certain administration services to the Fund. BGI provides the Fund with administration services, including provision of management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the Fund’s administrative operations, preparation of proxy statements and shareholder reports. BGI also furnishes office space and certain facilities to conduct the Fund’s business and compensates its Trustees, officers and employees who are affiliated with BGI. BGI is entitled to receive an annual administration fee of [        ]% ([        ]% pursuant to the current contractual fee waiver) of the Fund’s average daily net assets for providing administration services.

BGI also may engage and supervise Shareholder Servicing Agents, as defined in “Shareholder Servicing Agents” below, on behalf of the Fund.

BGI has engaged State Street to provide certain sub-administrative services to the Fund. BGI, not the Fund, is responsible for providing compensation to State Street for such services.

BGI has also agreed to bear all costs of the Fund’s operations, other than brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust’s independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BGI has contracted with State Street to provide certain sub-administration services for the Fund, and BGI pays State Street for these services.

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust and the independent registered public accounting firm that provides audit and non-audit services in connection with the Fund (collectively referred to as the “BGIF Independent Expenses”) are paid directly by the Fund. For the fiscal year ended December 31, 2006, BGI voluntarily agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the BGIF Independent Expenses. For the period from January 1, 2007 through April 30, 2011, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the Fund for such BGIF Independent Expenses.

Shareholder Servicing Agents. BGI, as administrator, may enter into Shareholder Servicing Agreements with other entities (collectively, “Shareholder Servicing Agents”) for the provision of certain services to Fund shareholders. The services provided by BGI or Shareholder Servicing Agents may include serving as an agent of the Fund for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Fund, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents will make the Fund available to their clients.

BGI has not been authorized by the Trust to make payments to Shareholder Servicing Agents for the Fund.

If a Shareholder Servicing Agent is in the future eligible to receive payments for its services, it may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Payments to Shareholder Servicing Agents may create potential conflicts of interest between potential investors and a Shareholder Servicing Agent that determines which investment options it will service and/or make available to those investors.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the Fund’s Prospectus and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Distributor. SEI is the distributor for the Fund’s shares. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456, Oaks, PA 19456. SEI is a provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing.

SEI, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Fund for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers (“Selling Agents”). SEI does not receive a fee from the Fund for providing distribution services. BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

In addition, SEI provides certain compliance related, sales related and other services for the Fund pursuant to a Service Standards Agreement with BGI, and BGI compensates SEI for these services.

Custodian. State Street is the custodian for the Fund and Master Portfolio and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund and Master Portfolio; receives and delivers all assets for the Fund and Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and Master Portfolio and pays all expenses of the Fund and Master Portfolio. State Street is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BGI for providing sub-administration services to the Fund.

Transfer and Dividend Disbursing Agent. State Street also is the transfer and dividend disbursing agent for the Fund and the Master Portfolio. For its services as transfer and dividend disbursing agent to the Fund and the Master Portfolios, State Street is paid fees based on the Fund’s and the Master Portfolios’ net assets. State Street is entitled to be reimbursed for out- of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BGI has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

Independent Registered Public Accounting Firm. PriceWaterhouseCoopers, LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

Legal Counsel. Wilmer Cutler Pickering Hale and Dorr LLP, located at 60 State Street, Boston, MA 02109, serves as legal counsel to the Trust, MIP and BGFA.

Portfolio Managers

As of December 31, 2008, the individuals named as Portfolio Managers of the Fund in the Prospectus were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

Cayman Seacrest*
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts With Incentive-Based Fee Arrangements
Number of Accounts	1	4	9	2
Net Assets as of 12/31/08	$1,116,000,000	$3,287,000,000	$2,898,000,000	$1,077,000,000

Scott Radell
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts With Incentive-Based Fee Arrangements
Number of Accounts	1	3	7	2
Net Assets as of 12/31/08	$1,116,000,000	$2,979,000,000	$1,619,000,000	$1,077,000,000

*	Mr. Seacrest was appointed as portfolio manager for the CoreAlpha Bond Master Portfolio effective January 1, 2009.

Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Master Portfolio and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolio, seeking such investment opportunity. As a consequence, from time to time the Master Portfolio may receive a smaller allocation of an investment opportunity than it would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolio, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolio should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the portfolio managers favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for each Portfolio Manager of the Fund, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts as of December 31, 2008:

	Number of other Accounts with Performance-based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Cayman Seacrest*
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	2	$1,077,000,000
Other Accounts	N/A	N/A
Scott Radell
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	2	$1,077,000,000
Other Accounts	N/A	N/A

*	Mr. Seacrest was appointed as portfolio manager for the CoreAlpha Bond Master Portfolio effective January 1, 2009.

The descriptions of Portfolio Manager remuneration set out below are effective as of December 31, 2008 unless otherwise indicated. As of December 31, 2008, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance. The Portfolio Manager’s salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is “notionally invested” in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s compensation deferral plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI’s Voluntary Levered Alpha Participation Plan (“VLAPP”), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be “notionally invested” in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund’s return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award’s notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI’s Levered Alpha Participation Plan (“LAPP”). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be “notionally invested” in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund’s return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award’s notional investment.

Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award may have been “notionally invested” in funds managed by BGI, which means that the final award amount was increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of December 31, 2008, the Portfolio Managers of the Fund beneficially owned interests in the Master Portfolio in amounts reflected in the following table:

Corealpha Bond Master Portfolio	None	$0	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 To $1m	over $1m
Cayman Seacrest	X
Scott Radell	X

Determination of Net Asset Value

The net asset value (“NAV”) for the Fund is calculated by deducting all of the Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although the Fund reserves the right to calculate its NAV to more than two decimal places.

The NAV of the Fund is calculated based on the net asset value of the Master Portfolio. In calculating the Master Portfolio’s NAV, the Master Portfolio’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures of BGFA, the investment adviser to the Master Portfolios. The Board of Trustees of MIP has delegated to BGFA the responsibility of valuing its portfolio securities. Therefore, the remainder of this section discusses BGFA’s U.S. Pricing Policy and Pricing Procedures. The frequency with which the Master Portfolio’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Master Portfolio invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the 1933 Act); (iii) a security whose trading has been suspended or which has been delisted from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security or other asset affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master Portfolio’s net asset value is computed and that may materially affect the value of the Master Portfolio’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing the Master Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

A market valuation generally means with respect to an investment, a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service.

Purchase, Redemption and Pricing of Shares

Terms of Purchase and Redemption. The Fund is generally open Monday through Friday and are closed on weekends and are generally closed on all other days on which the NYSE is closed for regular trading. The holidays on which the NYSE is closed currently are: New Year’s Day, Martin Luther King, Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund reserves the right to change the minimum amounts required for initial investment and subsequent investment, if any. On any day the Fund close early, purchase and redemption orders received after the Fund’s closing time will be executed on the next business day. In addition, the Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC.

In-Kind Purchases. Payment for shares of the Fund may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus and this SAI. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund or its Master Portfolio ; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. The Fund immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

Suspension of Redemption Rights or Payment of Redemption Proceeds. The Trust may suspend the right of redemption or postpone redemption payments for longer than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio’s investments is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit, as permitted under Section 22(e) of the 1940 Act, and other applicable laws.

Declaration of Trust Provisions Regarding Redemptions at Option of Trust. As provided in the Declaration of Trust, the Trustees may require shareholders to redeem shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to him.

Portfolio Transactions

Since the Fund invests all of its assets in a Master Portfolio, set forth below is a description of the Master Portfolio’s policies governing portfolio securities transactions.

General. BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolio has adopted policies and procedures that prohibit the consideration of sales of the Master Portfolio’s interests as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed-income securities for the Master Portfolio usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Master Portfolio does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs. In the event that the Master Portfolio pays brokerage commissions, the overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads on commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

The Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Master Portfolio and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio. BGFA may deal, trade and invest for its own account in the types of securities in which a Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater transaction expenses and larger amounts of short-term capital gains allocable to interestholders.

Brokerage Commissions. For the years ended December  31, 2006, 2007 and 2008, the Master Portfolio did not pay any brokerage commissions to BGI, any affiliate of BGI or any third party.

Securities of Regular Brokers-Dealers. As of December 31, 2008, the Master Portfolio owned securities of its “regular brokers or dealers” (as defined in the 1940 Act), or their parents, as follows:

CoreAlpha Bond Master Portfolio	Citigroup Inc.	$15,304,872
	Bank of America Corp.	$9,678,308
	Goldman Sachs Group Inc. (The)	$7,031,456
	JP Morgan Chase & Co.	$5,902,968
	Morgan Stanley	$5,553,228

[Frequent Trading in Fund Shares. Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund’s portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s NAV (“market timing”).

The Fund may invest only in interests of its Master Portfolio, and the Boards of Trustees of the Trust, MIP and the Fund have each considered the issues of frequent trading and market timing. MIP’s Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolio’s holdings are valued as of the same time as of which the NAV for the Master Portfolio is calculated (normally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolio’s holdings and the reflection of that change in the Master Portfolio’s NAV. MIP’s Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolio are aggregated, and the process of aggregating is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolio’s investment strategies.

The Trust’s Board of Trustees has adopted a policy of not monitoring for market timing or other frequent trading activity in the Fund in light of the nature of the Fund’s investments in the Master Portfolio, the policies of the Master Portfolio, as described in the preceding paragraphs, and expected nature of flows into and out of the Fund.

BGI’s ability to monitor trades that are placed by participants in plans that are shareholders in the Fund or other shareholders in the Fund that are trading through omnibus accounts maintained by intermediaries is expected to be severely limited because BGI does not regularly receive transaction information showing individual investment decisions. Upon request by the Fund, intermediaries will be required to provide certain transaction information that may enable the Fund to identify trading activity that is potentially harmful to the Fund. The Fund may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Fund determine are appropriate. Intermediaries’ ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.]

Distributions and Taxes

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Fund will elect to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. The Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund, rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in section 851(h) of the Code. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to the Fund’s principal business of investing in stock or securities. The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the regulated investment company’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the regulated investment company’s total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the regulated investment company controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, the Fund generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to U.S. federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the calendar year in which it is declared. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation. If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders also would be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non- regulated investment company years. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax. A 4% non-deductible excise tax will be imposed on the Fund’s capital gain net income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (ii) at least 98% of its capital gain net income for the 12 month period ending on October 31, and (iii) all of its ordinary capital gain net income from previous years that was not distributed or subject to tax during such years. The Fund intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Any such capital loss carry-forward will be treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such capital gains. The Fund cannot carry back or carry forward any net operating losses.

Equalization Accounting. Under the Code, the Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the Fund’s required distributions amounts by a portion of the redemption proceeds paid to redeeming shareholders. However, the IRS has not expressly sanctioned the equalization accounting method used by the Fund, and thus the use of this method may be subject to IRS scrutiny.

Investment through Master Portfolio. The Fund seeks to qualify as a regulated investment company by investing its assets in the Master Portfolio. The Master Portfolio is treated as a non-publicly traded partnership (or, in the event that the Fund is the sole investor in a Master Portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized by (i.e., “passed-through” to) its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in the Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the Master Portfolio, the Code and Treasury Regulations. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any income or gains, the Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of income and gains without a corresponding distribution. Furthermore, the Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments. In general, if the Fund realizes gains or losses on the sale of portfolio securities by the Master Portfolio, such gains or losses are capital gains or losses, and if the Master Portfolio has held the disposed securities for more than one year at the time of disposition, such gains and losses generally are treated as long-term capital gains or losses.

If the Fund purchases a debt obligation with original issue discount (“OID”), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, usually at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold.

If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at fair market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated “hedging transactions,” as defined in Section 1221(b)(2) of the Code, are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency- denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the IRC, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds the Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain financial forward, futures or options contracts may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if one or more (but not all) of the futures, forward, or option contracts or other positions comprising a part of such straddles are governed by Section 1256 of the Code, described above. The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short- term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to the Fund that had not engaged in such transactions.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon the Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year, the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Fund’s risk of loss with respect to such position is not reduced at any time during such 60-day period.

The amount of long-term capital gain the Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If the Fund acquires any equity interest (which generally includes not only stock, but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, the Fund could be subject to U.S. federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, the Fund may incur the tax and interest charges described above in some instances.

Rules governing the U.S. federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions made throughout the entire year. All distributions paid out of the Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must generally be reported on the Fund shareholder’s U.S. federal income tax return. Distributions in excess of the Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that the Fund has sufficient earnings and profits, distributions from investment company taxable income either are taxable as ordinary income or, if so designated by the Fund and certain other conditions are met, as “qualified dividend income” taxable at a reduced U.S. federal income tax rate to individual shareholders.

Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and the shareholders. Since the income of the Fund is not generally from sources that pay qualified dividend income, none of the distributions to shareholders of the Fund are expected to be taxable as qualified dividend income.

Distributions designated by the Fund as a capital gain dividend will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. The Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions from the Fund paid to corporate shareholders are not expected to qualify for the dividends-received deduction generally available to corporate taxpayers. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Ginnie Mae or Fannie Mae securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales of Fund Shares. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of the Fund of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxes. Amounts realized by the Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, the Fund does not expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) qualified dividend income is 15%; (iii) capital gain dividend is 15%; and (iv) long-term capital gains is 15%.

An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends, long-term capital gains, and qualified dividend income may be impacted by the application of the alternative mini- mum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends, long-term capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income, qualified dividend income, capital gain dividends and long-term capital gain is generally 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Back-up Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“back-up withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to the Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the share- holder’s social security or other “taxpayer identification number” (“TIN”) provided is correct and that the shareholder is not subject to back-up withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to back-up withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her U.S. federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase for taxable years beginning after December 31, 2010.

Tax-Deferred Plans. The shares of the Fund may be available for a variety of tax-deferred retirement and other tax- advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans, Savings Incentive Match Plans for Employees, Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Foreign Shareholders. With respect to taxable years of the Fund beginning before January 1, 2010, certain distributions, if designated by the Fund as “interest-related dividends,” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from U.S. federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). If applicable, the Fund may choose to designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by the Fund, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of the Fund beginning before January 1, 2010, “short-term capital gain distributions” (defined below) are not subject to U.S. federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of the Fund beginning before January 1, 2010, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the Fund does not expect Fund shares to constitute U.S. real property interests, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are certain distributions that the Fund may choose to designate as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the share- holder’s death, Fund shares will be deemed to be property situated in the U.S. and will be subject to federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). With respect to estates of decedents dying before January 1, 2010, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares are not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the share- holder’s date of death, the assets of the Fund that are “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bear to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Capital Stock

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 13 separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds. Except to the extent the 1940 Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund’s fundamental investment policies.

Voting. All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund’s fundamental investment policy would be voted upon only by shareholders of that Fund. Additionally, approval of the Master Portfolio’s Advisory Contract is a matter to be determined separately by the Master Portfolio. Approval by the shareholders of the Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of the Fund and in this SAI, the term “1940 Act majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof ) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being sub- mitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio’s investment objective or policies on the Fund, as an interestholder in the Master Portfolio, or the Fund’s shareholders, see “Management - Master/Feeder Structure.”

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Dividends and Distributions. Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Master Portfolios. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP’s Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in the Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will follow its voting procedures, as described in “Voting.”

Additional Information on the Fund

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund, including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual or semi-annual reports without charge by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) or e-mailing the Fund at BGIFunds@barclaysglobal.com.

The registration statement, including the Prospectus, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectus, this SAI and in the Trust’s official sales literature in connection with the offer of the Fund’s shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

Financial Statements

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm’s reports for the fiscal year ended December 31, 2008 for the Master Portfolio will be incorporated into the SAI by reference to the Trust’s annual report, as filed with the SEC on March 6, 2009. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

The descriptions below relate to corporate bonds and are not applicable to the other types of securities.

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Group

AAA:	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.

A:	An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated CC is currently highly vulnerable to nonpayment.

C:	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D:	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

A: S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Ratings

Investment-Grade Bond Ratings

AAA:	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:	Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB:	Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

High Yield Bond Ratings

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

Notes to Ratings

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F-l.”

“NR” indicates that Fitch does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

BARCLAYS GLOBAL INVESTORS FUNDS

FILE NOs. 33-54126; 811-07332

PART C

OTHER INFORMATION

Amendment No. 72

Item 23.	Exhibits

Exhibit	Description

(a)	Amended and Restated Agreement and Declaration of Trust, dated November 17, 2006, is incorporated herein by reference to Barclays Global Investors Funds’ (“Registrant”) Post-Effective Amendment No. 59, filed April 30, 2007 (“PEA No. 59”).

(a)(1)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust, dated December 11, 2007, is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 62, filed December 27, 2007 (“PEA No. 62”).

(b)	Amended and Restated By-Laws, dated November 17, 2006, are incorporated herein by reference to PEA No. 59.

(c)	Article IV of the Amended and Restated By-Laws, dated November 17, 2006, is incorporated herein by reference to PEA No. 59.

(d)	Not applicable.

(e)(1)	Distribution Agreement between Registrant and SEI Investments Distribution Co. (“SEI”) on behalf of the Funds, dated March 31, 2003, is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 42, filed May 1, 2003.

(e)(2)	Amended Schedule I, dated November 18, 2008, to the Distribution Agreement between Registrant and SEI is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 67, filed November 21, 2008 (“PEA No. 67”).

(f)	Not applicable.

(g)(1)	Custody Agreement between Registrant and Investors Bank & Trust Company (“IBT”)[1] on behalf of the Funds, dated October 21, 1996, is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 22, filed July 30, 1999 (“PEA No. 22”).

(g)(2)	Amendment to Custody Agreement, effective September 1, 2004, between Registrant and IBT[1] is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 57, filed March 2, 2006 (“PEA No. 57”).

(g)(3)	Amendment to Custody Agreement, effective January 1, 2006, between Registrant and IBT[1] is incorporated herein by reference to PEA No. 59.

(g)(4)	Amended Schedule A, dated March 26, 2008, to Custody Agreement between Registrant and IBT[1] is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 66, filed April 28, 2008 (“PEA No. 66”).

(h)(1)	Transfer Agency and Service Agreement between Registrant and IBT[1] on behalf of the Funds, dated February 27, 1998, is incorporated herein by reference to PEA No. 22.

(h)(2)	Amendment to Transfer Agency and Service Agreement, effective June 1, 2001, between Registrant and IBT[1] is incorporated herein by reference to PEA No. 57.

(h)(3)	Amendment to Transfer Agency and Service Agreement, effective September 1, 2004, between Registrant and IBT[1] is incorporated herein by reference to PEA No. 57.

(h)(4)	Amendment to Transfer Agency and Service Agreement, dated July 8, 2005, between Registrant and IBT[1] is incorporated herein by reference to PEA No. 57.

(h)(5)	Amendment to Transfer Agency and Service Agreement, effective January 1, 2006, between Registrant and IBT[1] is incorporated herein by reference to PEA No. 59.

(h)(6)	Appendix A, dated March 26, 2008, to Transfer Agency and Service Agreement between Registrant and IBT[1] is incorporated herein by reference to PEA No. 66.

(h)(7)	Amended and Restated Shareholder Servicing Plan, with respect to only the Funds and their relevant classes as listed in Schedule 1 thereto, dated March 26, 2008, is incorporated herein by reference to PEA No. 66.

(h)(8)	Amended and Restated Shareholder Servicing and Processing Plan, with respect to only the Trust Class Shares of the Funds listed in Schedule 1 thereto, is incorporated herein by reference to PEA No. 66.

(h)(9)(A)	Amended and Restated Administration Agreement between Registrant and Barclays Global Investors, N.A. (“BGI”), dated May 1, 2006, is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 58, filed April 28, 2006 (“PEA No. 58”).

(h)(9)(B)	Amended Appendices A and B, dated November 18, 2008, to the Amended and Restated Administration Agreement between the Registrant and BGI are incorporated herein by reference to PEA No. 67.

(h)(10)	Master Administration Fee Waiver Agreement between Registrant and BGI, dated September 1, 2006, is incorporated herein by reference to PEA No. 59.

(h)(11)	Schedule A, dated March 19, 2009, to Master Administration Fee Waiver Agreement between Registrant and BGI is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 71, filed April 30, 2009 (“PEA No. 71”).

(h)(12)	Sub-Administration Agreement among Registrant, BGI, and IBT[1] on behalf of the Funds, dated October 21, 1996, is incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14, filed June 30, 1997.

(h)(13)	Amendment to Sub-Administration Agreement, effective December 31, 2002, among Registrant, BGI and IBT[1] is incorporated herein by reference to PEA No. 57.

(h)(14)	Amendment to Sub-Administration Agreement, effective September 1, 2004, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 58.

(h)(15)	Amendment to Sub-Administration Agreement, effective January 1, 2006, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 59.

(h)(16)	Amendment to Sub-Administration Agreement, effective January 1, 2007, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 59.

(h)(17)	Revised Master Fee Schedule, dated January 1, 2006, to each of the Sub-Administration, Custody and Transfer Agency and Service Agreements between Registrant and IBT is incorporated herein by reference to PEA No. 59.

(h)(18)	Service Agreement between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) on behalf of the Funds, dated December 31, 1997, is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 15, filed June 30, 1998 (“PEA No. 15”).

(h)(19)	Financial Services Agreement between Registrant and Merrill Lynch on behalf of the Funds, dated December 31, 1997, is incorporated herein by reference to PEA No. 15.

(h)(20)	License Agreement, dated January 1, 2003, between Standard & Poor’s and BGI is incorporated herein by reference to PEA No. 57.

(h)(21)	Securities Lending Agency Agreement, dated April 2, 2007, between Registrant and BGI is incorporated herein by reference to PEA No. 59.

(h)(22)	Schedule A, dated March 26, 2008, to Securities Lending Agency Agreement between Registrant and BGI is incorporated herein by reference to PEA No. 66.

(h)(23)	Independent Expense Waiver Agreement among Registrant, Master Investment Portfolio (“MIP”), BGI and Barclays Global Fund Advisors (“BGFA”), dated March 19, 2009, is incorporated by reference to PEA No. 71.

(h)(24)	Form of Bank Agency Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 59.

(h)(25)	Schedule I, dated March 26, 2008, to the Form of Bank Agency Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 66.

(h)(26)	Form of Sub-Distribution Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 59.

(h)(27)	Schedule I, dated March 26, 2008, to the Form of Sub-Distribution Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 66.

(i)	Consent of Counsel (Wilmer Cutler Pickering Hale and Dorr LLP) is filed herein.

(j)	Consent of PriceWaterhouseCoopers LLP to be filed by amendment.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Distribution Plan, dated March 2, 2005, is incorporated herein by reference to PEA No. 57.

(m)(2)	Appendix A, dated March 26, 2008, to the Distribution Plan is incorporated herein by reference to PEA No. 66.

(n)(1)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated November 18, 2008, is incorporated herein by reference to PEA No. 67.

(n)(2)	Appendix A, dated November 18, 2008, to the Rule 18f-3 Multi-Class Plan is incorporated herein by reference to PEA No. 67.

(p)(1)	Joint Code of Ethics of Registrant and MIP, dated June 1, 2005, is incorporated herein by reference to PEA No. 57.

(p)(2)	Code of Ethics of BGFA, dated June 1, 2005, is incorporated herein by reference to PEA No. 57.

(p)(3)	Code of Ethics of SEI, dated January 2004, is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 56, filed April 29, 2005.

(q)	Powers of Attorney for A. John Gambs, Wendy Paskin-Jordan, Mary G. F. Bitterman, Lee T. Kranefuss, H. Michael Williams, Hayne E. Leland, Jeffrey M. Lyons and Leo Soong incorporated by reference to PEA 71.

Item 24.	Persons Controlled by or Under Common Control with Registrant

None.

Item 25.	Indemnification.

Section 10.02 of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides:

(a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; and (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments; or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26.	Business and Other Connections of Investment Adviser.

The Funds currently do not retain an investment adviser. The MIP Master Portfolio in which a given Fund invests is advised by BGFA, a wholly-owned subsidiary of BGI, located at 400 Howard Street, San Francisco, California 94105. BGFA’s business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. Information as to the executive officers and directors of BGFA is included in its Form ADV initially filed with the SEC (File No. 801-22609) on November 15, 1984, and updated thereafter, and is incorporated herein by reference.

Item 27.	Principal Underwriters.

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
Oak Associates Funds	February 27, 1998
CNI Charter Funds	April 1, 1999
iShares, Inc.	January 28, 2000

iShares Trust	April 25, 2000
Optique Funds, Inc.	November 1, 2000
Causeway Capital Management Trust	September 20, 2001
SEI Opportunity Fund, LP	October 1, 2003
The Arbitrage Funds	May 17, 2005
The Turner Funds	January 1, 2006
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Forward Funds	August 14, 2008
Global X Funds	October 24, 2008
Veritas Funds	January 16, 2009

SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	—
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin Barr	President & Chief Executive Officer	—
Maxine Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	—
John Munch	General Counsel & Secretary	—
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
Robert Silvestri	Vice President	—
John Coary	Vice President & Assistant Secretary	—
John Cronin	Vice President	—

(c)	Not applicable.

Item 28.	Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules thereunder (collectively, “Records”) at the offices of State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, Boston, Massachusetts 02116.

(b) BGFA and BGI maintain all Records relating to their services as adviser to the MIP Master Portfolios and administrator, respectively, at 400 Howard Street, San Francisco, California 94105.

(c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

(d) State Street maintains all Records relating to its services as sub-administrator, transfer agent and custodian at 200 Clarendon Street, Boston, Massachusetts 02116.

Item 29.	Management Services.

Other than as set forth under the caption “Management” in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.	Undertakings.

Not applicable.

[1]

On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of IBT which provides sub-administrative, custodial and transfer agency services for the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, Barclays Global Investors Funds (the “Registrant”) certifies that it duly caused this Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A of the Registrant, to be signed on behalf of the Registrant by the undersigned, thereto duly authorized, in the City of San Francisco, State of California on the 12th day of May, 2009.

BARCLAYS GLOBAL INVESTORS FUNDS

By	/s/ Jack Gee
Jack Gee
Treasurer
(Chief Financial Officer)

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A of the Registrant has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* H. Michael Williams	Trustee and President (Chief Executive Officer)	May 12, 2009

* Mary G.F. Bitterman	Trustee	May 12, 2009

* A. John Gambs	Trustee	May 12, 2009

* Hayne E. Leland	Trustee	May 12, 2009

* Jeffrey M. Lyons	Trustee	May 12, 2009

* Lee T. Kranefuss	Trustee	May 12, 2009

* Wendy Paskin-Jordan	Trustee	May 12, 2009

* Leo Soong	Trustee	May 12, 2009

/s/ Jack Gee Jack Gee	Treasurer (Chief Financial Officer)	May 12, 2009

By:	/s/ Jack Gee
Jack Gee *

*	As Attorney-in-Fact pursuant to the powers of attorney as filed on April 30, 2009.

SIGNATURES

This Registration Statement on Form N-1A of Barclays Global Investors Funds (the “Registrant”) contains certain disclosures regarding series of the Master Investment Portfolio (the “Trust”). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of the Registrant to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on May 12, 2009. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

MASTER INVESTMENT PORTFOLIO

By	/s/ Jack Gee
Jack Gee
Treasurer
(Chief Financial Officer)

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on May 12, 2009. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

Signature	Title	Date

* H. Michael Williams	Trustee and President (Chief Executive Officer)	May 12, 2009

* Mary G.F. Bitterman	Trustee	May 12, 2009

* A. John Gambs	Trustee	May 12, 2009

* Hayne E. Leland	Trustee	May 12, 2009

* Jeffrey M. Lyons	Trustee	May 12, 2009

* Lee T. Kranefuss	Trustee	May 12, 2009

* Wendy Paskin-Jordan	Trustee	May 12, 2009

* Leo Soong	Trustee	May 12, 2009

/s/ Jack Gee Jack Gee	Treasurer (Chief Financial Officer)	May 12, 2009

By:	/s/ Jack Gee
Jack Gee *

*	As Attorney-in-Fact pursuant to the powers of attorney as filed on April 30, 2009.

Exhibit Index

(i)	Consent of Counsel (Wilmer Cutler Pickering Hale and Dorr LLP).